SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                NOVEMBER 18, 2001
                        (Date of Earliest Event Reported)

                           PHILLIPS PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



        DELAWARE                  001-00720                 73-0400345
     (State or other       (Commission File Number)       (IRS Employer
      Jurisdiction                                       Identification
    of incorporation)                                        Number)

                 PHILLIPS BUILDING, BARTLESVILLE, OKLAHOMA 74004
          (Address of principal executive offices, including Zip Code)
                                 (918) 661-6600
              (Registrant's telephone number, including area code)

ITEM 5 - OTHER EVENTS.

            On November 18, 2001, Phillips Petroleum Company ("Phillips") announced that Phillips, CorvettePorsche Corp., Porsche Merger Corp., Corvette Merger Corp. and Conoco Inc. ("Conoco") entered into a definitive agreement and plan of merger (the "Merger Agreement"), dated as of November 18, 2001. A copy of the Merger Agreement and the joint press release issued by Phillips and Conoco on November 18, 2001, are each attached hereto as Exhibits 2.1 and 99.1, respectively, and are each hereby incorporated herein by reference.



ITEM 7(C) - EXHIBITS.


     2.1 Agreement and Plan of Merger, dated as of November 18, 2001, by and among Phillips Petroleum Company,
              CorvettePorsche Corp., Porsche Merger Corp., Corvette Merger Corp. and Conoco Inc.

    99.1 Joint Press Release, dated November 18, 2001, announced by Phillips Petroleum Company and Conoco Inc.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHILLIPS PETROLEUM COMPANY

Date:  November 19, 2001                  By:   /s/ J. Bryan Whitworth
                                              ------------------------
                                          Name:  J. Bryan Whitworth, Esq.
                                          Title: Executive Vice President
                                                 and General Counsel

                                EXHIBIT INDEX




     2.1 Agreement and Plan of Merger, dated as of November 18, 2001, by and among Phillips Petroleum Company,
              CorvettePorsche Corp., Porsche Merger Corp., Corvette Merger Corp. and Conoco Inc.

    99.1 Joint Press Release, dated November 18, 2001, announced by Phillips Petroleum Company and Conoco Inc.